USAA GROWTH FUND

                                   PROSPECTUS
                                DECEMBER 1, 1999
                                AS SUPPLEMENTED
                                 MARCH 1, 2000


As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                               TABLE OF CONTENTS

 What is the Fund's Investment Objective and Main Strategy?..............   2
 Main Risks of Investing in This Fund....................................   2
 Is This Fund for You?...................................................   2
 Could the Value of Your Investment in This Fund Fluctuate?..............   3
 Fees and Expenses.......................................................   4
 Fund Investments........................................................   5
 Fund Management.........................................................   7
 Using Mutual Funds in an Investment Program.............................   8
 How to Invest...........................................................   9
 Important Information About Purchases and Redemptions...................  12
 Exchanges...............................................................  13
 Shareholder Information.................................................  14
 Financial Highlights....................................................  17
 Appendix A..............................................................  18
 Appendix B..............................................................  19

USAA Investment Management Company manages this Fund. For easier reading, USAA Investment Management Company will be referred to as "we" or "us" throughout the Prospectus.

WHAT IS THE FUND'S INVESTMENT
OBJECTIVE AND MAIN STRATEGY?

The Fund's primary investment objective is long-term growth of capital with secondary objectives of regular income and conservation of principal. We will attempt to achieve these objectives by investing the Fund's assets in equity securities of companies that are, or have the prospect of becoming, one of the dominant companies within its industry. We will primarily invest in companies with above-average growth in revenues and earnings per share.

In view of the risks inherent in all investments in securities, there is no assurance that the Fund's objectives will be achieved. See FUND INVESTMENTS on page 5 for more information.

MAIN RISKS OF INVESTING IN THIS FUND

The primary risk of investing in this Fund is market risk.

* MARKET RISK involves the possibility that the value of the Fund's investments in equity securities will decline in a down stock market, regardless of the success or failure of any one company's operations.

Another risk of the Fund described later in the Prospectus is the risk of foreign investing. As with other mutual funds, losing money is also a risk of investing in this Fund.

As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods.

An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

[CAUTION LIGHT GRAPHIC]

Look for this symbol throughout the Prospectus. We use it to mark more detailed information about the risks you will face as a Fund shareholder.

IS THIS FUND FOR YOU?

This Fund might be  appropriate as part of your  investment  portfolio if . . .

   * You are looking  for  long-term  growth.
   * You are willing to accept moderate to high risk.
   * You are looking for a long-term investment.

This Fund may not be appropriate as part of your investment  portfolio if . . .

   * You are unwilling to take greater risk for long-term  goals.
   * You need an investment that provides regular income or tax-free income.

This Fund by itself does not constitute a balanced investment program. Diversifying your investments may improve your long-run investment return and lower the volatility of your overall investment portfolio.

COULD THE VALUE OF YOUR INVESTMENT
IN THIS FUND FLUCTUATE?

Yes, it could. In fact, the value of your investment in this Fund will fluctuate with the changing market values of the investments in the Fund. The bar chart shown below illustrates the Fund's volatility and performance from year to year over the past ten years.

Total Return

[SIDE BAR]
TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE REINVESTMENT OF ALL DIVIDEND INCOME AND CAPITAL GAIN DISTRIBUTIONS.

All mutual funds must use the same formula to calculate total return.

[BAR CHART]
                       CALENDAR YEAR     TOTAL RETURN
                             1998           32.13%
                             1997            3.69%
                             1996           17.80%
                             1995           32.06%
                             1994            3.35%
                             1993            7.45%
                             1992            9.95%
                             1991           27.81%
                             1990            -.05%
                             1989           27.33%

     THE FUND'S TOTAL RETURN FOR THE NINE-MONTH PERIOD ENDED SEPTEMBER 30, 1999, WAS 4.94%.

During the periods shown in the bar chart, the highest total return for a quarter was 26.08% (quarter ending December 31, 1998) and the lowest total return for a quarter was -16.14% (quarter ending December 31, 1997).

The table below shows how the Fund's average annual total returns for the one-, five-, and ten-year periods, as well as the life of the Fund, compared to those of a broad-based securities market index. Remember, historical performance does not necessarily indicate what will happen in the future.

===============================================================================
  Average Annual
  Total Returns
  (for the periods ending       Past      Past      Past    Life of
  December 31, 1998)            1 Year   5 Years   10 Years    Fund
-------------------------------------------------------------------------------
  Growth Fund                   32.13%   17.11%    15.52%     9.20%
-------------------------------------------------------------------------------
  S&P 500 Index*                28.60%   24.05%    19.19%    13.55%
===============================================================================

  *THE  S&P  500  INDEX  IS  A  BROAD-BASED  COMPOSITE,  UNMANAGED  INDEX  THAT
   REPRESENTS THE WEIGHTED AVERAGE PERFORMANCE OF A GROUP OF 500 WIDELY HELD, PUBLICLY TRADED STOCKS.

Please consider performance information in light of the Fund's investment objectives and policies and market conditions during the reported time periods. The value of your shares may go up or down. For the most current price and return information for this Fund, you may call USAA TouchLine(R) at 1-800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices and returns. Then, press 41# when asked for the Fund Code.

[SIDE BAR]
                              [TELEPHONE GRAPHIC]
                                 TOUCHLINE(R)
                                1-800-831-8777
                                     PRESS
                                       1
                                     THEN
                                       1
                                     THEN
                                     4 1 #

You may also find the most current price of your shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the symbol "Grwth." If you prefer to obtain this information from an on-line computer service, you can do so by using the ticker symbol "USAAX."

[SIDE BAR]
                                   Newspaper
                                    Symbol
                                     Grwth

                                    Ticker
                                    Symbol
                                     USAAX

FEES AND EXPENSES

This summary shows what it will cost you, directly and indirectly, to invest in this Fund.

Shareholder Transaction Expenses-- (Direct Costs)

There are no fees or sales loads charged to your account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $10 fee. (Your bank may also charge a fee for receiving wires.)

Annual Fund Operating Expenses-- (Indirect Costs)

Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian and transfer agent fees. The figures on the next page show actual expenses during the past fiscal year ended July 31, 1999, and are calculated as a percentage of average net assets.

[SIDE BAR]
12b-1 Fees - SOME MUTUAL FUNDS CHARGE THESE FEES TO PAY FOR ADVERTISING COSTS OF SELLING FUND SHARES.

      -------------------------------------------------------
           Management Fees                       .75%
           Distribution (12b-1) Fees             None
           Other Expenses                        .22%
                                                 ----
           Total Annual Fund Operating Expenses  .97%
                                                 ====
      -------------------------------------------------------

Example of Effect of Fund's Operating Expenses

This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) 5% annual return, (2) the Fund's operating expenses remain the same, and (3) you redeem all of your shares at the end of the periods shown.

      -------------------------------------------------------
                    1  year........... $   99
                    3  years..........    309
                    5  years..........    536
                   10  years..........  1,190
      -------------------------------------------------------

FUND INVESTMENTS

Principal Investment Strategies and Risks

   Q   What is the Fund's principal investment strategy?

   A The Fund's principal strategy is the investment of its assets primarily in common stocks. We may also invest the Fund's assets in warrants, rights, real estate investment trusts, convertible securities, and in nonconvertible debt securities when we believe these securities will offer a good prospect for appreciation. However, we will limit the Fund's investment in convertible securities to 5% of the value of the Fund's net assets at the time these securities are purchased.

       As a temporary defensive measure because of market, economic, political, or other conditions, we may invest up to 100% of the Fund's assets in investment-grade, short-term debt instruments. This may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

[CAUTION LIGTH GRAPHIC]

MARKET RISK. Because this Fund invests in stocks, it is subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up, known as "bull" markets, and periods when stock prices generally go down, referred to as "bear" markets. Stocks tend to go up and down more than bonds.

   Q   May the Fund's assets be invested in securities of foreign issuers?

   A Yes. We may invest up to 30% of the Fund's total assets in American Depositary Receipts (ADRs) or similar forms of ownership interest in securities of foreign issuers deposited with a depositary, and securities of foreign issuers that are traded on U.S. securities exchanges or in U.S. over-the-counter markets.

[CAUTION LIGTH GRAPHIC]

FOREIGN INVESTING RISK. Investing in securities of foreign issuers poses unique risks: currency exchange rate fluctuations; increased price volatility; different accounting, reporting, and disclosure requirements; and political or social instability. In the past, equity and debt instruments of foreign issuers have been more volatile than equity and debt instruments of U.S. issuers.

   Q   How are the decisions to buy and sell common stocks made?

   A We generally invest in companies that are, or have the prospect of becoming, one of the dominant companies within its industry. We will primarily invest in companies with above-average growth in revenues and earnings per share. We consider a number of factors such as:

       * a company's strategic position in its industry,
         -  industry fundamentals,
         -  management,
       * growth in sales and earnings,
       * growth in cash flow,
       * growth in book value, and
       * growth in dividends.

       We will sell a security when we perceive that our original investment thesis no longer holds.

For additional information about other securities in which we may invest the Fund's assets, see APPENDIX A on page 18.

FUND  MANAGEMENT

USAA Investment Management Company, serves as the manager and distributor of this Fund. We are an affiliate of United Services Automobile Association
(USAA), a large, diversified financial services institution. As of the date of this Prospectus, we had approximately $40 billion in total assets under management. Our mailing address is 9800 Fredericksburg Road, San Antonio, TX 78288.

We provide management services to the Fund pursuant to an Advisory Agreement. We are responsible for managing the Fund's portfolio (including placement of brokerage orders) and its business affairs, subject to the authority of and supervision by the Fund's Board of Directors. For our services, the Fund pays us an annual fee. This fee was computed and paid at three-fourths of one percent (.75%) of average net assets for the fiscal year ended July 31, 1999. We also provide services related to selling the Fund's shares and receive no compensation for those services.

Portfolio Transactions

USAA Brokerage Services, our discount brokerage service, may execute purchases and sales of equity securities for the Fund's portfolio. The Fund's Board of Directors has adopted procedures to ensure that any commissions paid to USAA Brokerage Services are reasonable and fair.

Portfolio Manager

[PHOTOGRAPH PORTFOLIO MANAGER]
Patrick O'Hare

Patrick O'Hare, Vice President of Domestic Mutual Funds, has managed the Fund since March 2000. Mr. O'Hare has six years investment management experience working for us. He earned the Chartered Financial Analyst designation in 1996 and is a member of the Association for Investment Management and Research and the San Antonio Financial Analysts Society, Inc. He holds an MBA from the
Wharton School, University of Pennsylvania and a BBA from the University of Oklahoma.

USING MUTUAL FUNDS IN
AN INVESTMENT PROGRAM

I. The Idea Behind Mutual Funds

Mutual funds provide small investors some of the advantages enjoyed by wealthy investors. A relatively small investment can buy part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA Family of Funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to very wealthy people.

II. Using Funds in an Investment Program

In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. We will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA Family of Funds.

For example, assume you wish to invest in a widely diversified, common stock portfolio. You could combine an investment in the Growth Fund with investments in other mutual funds that invest in stocks of large and small companies and high-dividend stocks. This is just one way you could combine funds to fit your own risk and reward goals.

III. USAA's Family of Funds

We offer you another alternative with our asset strategy funds listed in APPENDIX B under asset allocation on page 19. These unique mutual funds provide a professionally managed, diversified investment portfolio within a mutual fund. Designed for the individual who prefers to delegate the asset allocation process to an investment manager, their structure achieves diversification across a number of investment categories.

Whether you prefer to create your own mix of mutual funds or use a USAA Asset Strategy Fund, the USAA Family of Funds provides a broad range of choices covering just about any investor's investment objectives. Our member service representatives stand ready to assist you with your choices and to help you craft a portfolio to meet your needs. Refer to APPENDIX B on page 19 for a complete list of the USAA Family of No-Load Mutual Funds.

HOW TO INVEST

Purchase of Shares

OPENING AN ACCOUNT

You may open an account and make an investment as described below by mail, in person, bank wire, electronic funds transfer (EFT), phone, or Internet. A complete, signed application is required to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another Fund unless the registration is different.

TAX ID NUMBER

Each shareholder named on the account must provide a social security number or tax identification number to avoid possible withholding requirements.

EFFECTIVE DATE

When you make a purchase, your purchase price will be the net asset value (NAV) per share next determined after we receive your request in proper form. The Fund's NAV is determined at the close of the regular trading session (generally 4:00 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day the NYSE is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after the NAV per share is calculated, the purchase will be effective on the next business day.

If you plan to purchase Fund shares with a foreign check, we suggest you convert your foreign check to U.S. dollars prior to investment in the Fund. This will avoid a potential four- to six-week delay in the effective date of your purchase. Furthermore, a bank charge may be assessed in the clearing process, which will be deducted from the amount of the purchase.

MINIMUM INVESTMENTS

INITIAL PURCHASE

[MONEY GRAPHIC]

* $3,000 [$500 Uniform Gifts/Transfers to Minors Act UGMA/UTMA) accounts and $250 for IRAs] or no initial investment if you elect to have monthly electronic investments of at least $50 each. We may periodically offer programs that reduce the minimum amounts for monthly electronic investments. Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

ADDITIONAL PURCHASES

* $50

HOW TO PURCHASE

MAIL

[ENVELOPE GRAPHIC]

* To open an account, send your application and check to:
       USAA Investment Management Company
       9800 Fredericksburg Road
       San Antonio, TX 78288
* To add to your account, send your check and the "Invest by Mail" stub that accompanies your Fund's transaction confirmation to the Transfer Agent:
       USAA Shareholder Account Services
       9800 Fredericksburg Road
       San Antonio, TX 78288

IN PERSON

[HANDSHAKE GRAPHIC]

* To open an account, bring your application and check to our San Antonio investment sales and service office at:
       USAA Federal Savings Bank
       10750 Robert F. McDermott Freeway
       San Antonio, TX 78288

BANK WIRE

[BANK WIRE GRAPHIC]

* To open or add to your account, instruct your bank (which may charge a fee for the service) to wire the specified amount to the Fund as follows:
       State Street Bank and Trust Company
       Boston, MA 02101
       ABA#011000028
       Attn: USAA Growth Fund
       USAA Account Number: 69384998
       Shareholder(s) Name(s) _______________________________________
       Shareholder(s) Mutual Fund Account Number ____________________

ELECTRONIC FUNDS TRANSFER

[CALENDAR GRAPHIC]

* Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 1-800-531-8448 to add these services.

PHONE 1-800-531-8448 (IN SAN ANTONIO, 456-7202)

[TELEPHONE GRAPHIC]

* If you have an existing USAA mutual fund account and would like to open a new account or exchange to another USAA Fund, call for instructions. To open an account by phone, the new account must have the same registration as your existing account.

USAA TOUCHLINE(R) 1-800-531-8777 (IN SAN ANTONIO, 498-8777)

[TOUCHLINE GRAPHIC]

* In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use USAA TouchLine(R) from any touch-tone phone to access your Fund account to make selected purchases, exchange to another USAA Fund, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

INTERNET ACCESS - WWW.USAA.COM

[COMPUTER GRAPHIC]

* You can use your personal computer to perform certain mutual fund transactions by accessing our web site. To establish access to your account, you will need to call 1-800-461-3507 to obtain a registration number and personal identification number (PIN). Once you have established Internet access to your account, you will be able to open a new mutual fund account within an existing registration, exchange to another USAA Fund, make redemptions, review account activity, check balances, and more. To place orders by Internet, an ESA and EFT Buy/Sell authorization must be on file.

Redemption of Shares

You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the NAV per share calculation (generally 4:00 p.m. Eastern
Time), your redemption will be effective on the next business day.

We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to 15 days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. For federal income tax purposes, a redemption is a taxable event; and as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares and the price received upon redemption.

In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances.

HOW TO REDEEM

MAIL, IN PERSON, FAX, TELEGRAM, TELEPHONE, OR INTERNET

[FAX GRAPHIC]

* Send your written instructions to:
       USAA Shareholder Account Services
       9800 Fredericksburg Road
       San Antonio, TX 78288
* Visit a member service representative at our San Antonio investment sales and service office at USAA Federal Savings Bank.
* Send a signed fax to 1-800-292-8177, or send a telegram to USAA Shareholder Account Services.
* Call toll free 1-800-531-8448 (in San Antonio, 456-7202) to speak with a member service representative.
* Call toll free 1-800-531-8777 (in San Antonio, 498-8777) to access our 24-hour USAA TouchLine(R) service.
* Access  our Internet web site at www.usaa.com.

Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; and if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, the following information is obtained:
(1) USAA number and/or account number, (2) the name(s) on the account registration, and (3) social security/tax identification number or date of birth of the registered account owner(s) for the account registration.
Additionally, all telephone communications with you are recorded and confirmations of account transactions are sent to the address of record. If you were issued stock certificates for your shares, redemption by telephone, fax, telegram, or Internet is not available.

IMPORTANT INFORMATION ABOUT
PURCHASES AND REDEMPTIONS

Investor's Guide to USAA Mutual Fund Services

[INVESTOR GUIDE GRAPHIC]

Upon your initial investment with us, you will receive the INVESTOR'S GUIDE to help you get the most out of your USAA mutual fund account and to assist you in your role as an investor. In the INVESTOR'S GUIDE, you will find additional information on purchases, redemptions, and methods of payment. You will also find in-depth information on automatic investment plans, shareholder statements and reports, and other useful information.

Account Balance

USAA Shareholder Account Services (SAS), the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. The fee will reduce total transfer agency fees paid by the Fund to SAS. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) all (non-IRA) money market fund accounts; (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (5) all IRA accounts (for the first year the account is open).

Fund Rights

The Fund reserves the right to:

* reject purchase or exchange orders when in the best interest of the Fund;

* limit or discontinue the offering of shares of the Fund without notice to the shareholders;

* impose a redemption charge of up to 1% of the net asset value of shares redeemed if circumstances indicate a charge is necessary for the protection of remaining investors (for example, if excessive market-timing share activity unfairly burdens long-term investors); however, this 1% charge will not be imposed upon shareholders unless authorized by the Fund's Board of Directors and the required notice has been given to shareholders;

* require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the Statement of Additional Information contains information on acceptable guarantors);

* redeem an account with less than ten shares, with certain limitations.

EXCHANGES

Exchange Privilege

The exchange privilege is automatic when you complete your application. You may exchange shares among Funds in the USAA Family of Funds, provided you do not hold these shares in stock certificate form and the shares to be acquired are offered in your state of residence. Exchanges made through USAA TouchLine(R) and the Internet require an ESA and EFT Buy/Sell authorization on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between Funds is a taxable event; and as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares and the price received upon exchange.

The Fund has undertaken certain procedures regarding telephone transactions as described on page 12.

Exchange Limitations, Excessive Trading

To minimize Fund costs and to protect the Funds and their shareholders from unfair expense burdens, the Funds restrict excessive exchanges. The limit on exchanges out of any Fund in the USAA Family of Funds for each account is six per calendar year (except there is no limitation on exchanges out of the Tax Exempt Short-Term Fund, Short-Term Bond Fund, or any of the money market funds in the USAA Family of Funds).

SHAREHOLDER INFORMATION

Share Price Calculation

[SIDE BAR]
                                 NAV PER SHARE
                                    EQUALS
                                 TOTAL ASSETS
                                     MINUS
                                  LIABILITIES
                                  DIVIDED BY
                                  # OF SHARES
                                  OUTSTANDING

The price at which you purchase and redeem Fund shares is equal to the net asset value (NAV) per share determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated at the close of the regular trading session of the NYSE, which is usually 4:00 p.m. Eastern Time.

Portfolio securities, except as otherwise noted, traded primarily on a securities exchange are valued at the last sales price on that exchange. If no sale is reported, the average of the bid and asked prices is generally used.

Over-the-counter securities are generally priced at the last sales price or, if not available, at the average of the bid and asked prices.

Debt securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value. Other debt securities are valued each business day at their current market value as determined by a pricing service approved by the Fund's Board of Directors. Securities that cannot be valued by these methods, and all other assets, are valued in good faith at fair value using methods we have determined under the general supervision of the Fund's Board of Directors.

For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's Statement of Additional Information.

Dividends and Distributions

The Fund pays net investment income dividends yearly. Any net capital gain distribution usually occurs within 60 days of the July 31 fiscal year end, which would be somewhere around the end of September. The Fund will make additional payments to shareholders, if necessary, to avoid the imposition of any federal income or excise tax.

We will automatically reinvest all income dividends and capital gain distributions in the Fund unless you instruct us differently. The share price will be the NAV of the Fund shares computed on the ex-dividend date. Any income dividends or capital gain distributions paid by the Fund will reduce the NAV per share by the amount of the dividend or distribution. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or distribution. Some or all of these dividends and distributions are subject to taxes.

We will invest any dividend or distribution payment returned to us in your account at the then-current NAV per share. Dividend and distribution checks become void six months from the date on the check. The amount of the voided check will be invested in your account at the then-current NAV per share.

Federal Taxes

This tax information is quite general and refers to the federal income tax provisions in effect as of the date of this Prospectus. Note that the Taxpayer Relief Act of 1997 and the technical provisions adopted by the IRS Restructuring and Reform Act of 1998 may affect the status and treatment of certain distributions shareholders receive from the Fund. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

SHAREHOLDER - Dividends from taxable net investment income and distributions of net short-term capital gains are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations.

Regardless of the length of time you have held the Fund shares, distributions of net long-term capital gains are taxable as long-term capital gains whether received in cash or reinvested in additional shares.

WITHHOLDING - Federal law requires the Fund to withhold and remit to the U.S. Treasury a portion of the income dividends and capital gain distributions and proceeds of redemptions paid to any non-corporate shareholder who:

* fails to  furnish  the Fund  with a  correct  tax  identification  number,
* underreports  dividend or interest income, or
* fails to certify that he or she  is not subject to withholding.

To avoid this withholding requirement, you must certify, on your application or on a separate Form W-9 supplied by the Fund's transfer agent, that your tax identification number is correct and you are not currently subject to backup withholding.

REPORTING - The Fund will report information to you annually concerning the tax status of dividends and distributions for federal income tax purposes.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent  the  rate  that an  investor  would  have  earned  (or  lost)  on an investment in this Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.

                                       Year Ended July 31,
                           ----------------------------------------------------
                           1999       1998       1997        1996        1995
                           ----------------------------------------------------
Net asset value at
  beginning of period $    20.04 $    23.66  $    20.05  $    19.06  $    17.63
Net investment income        .04        .01         .24         .33         .26
Net realized and
  unrealized gain (loss)    4.72      (1.31)       6.92        1.92        3.95
Distributions from net
  investment income         (.03)      (.09)       (.34)       (.29)       (.27)
Distributions of realized
  capital gains             (.74)     (2.23)      (3.21)       (.97)      (2.51)
                          -----------------------------------------------------
Net asset value at
  end of period       $    24.03 $    20.04  $    23.66  $    20.05  $    19.06
                          ======================================================
Total return (%)*          24.92      (4.91)      42.48       12.44       26.46
Net assets at end of
  period (000)        $1,683,008 $1,403,573  $1,650,257  $1,162,262  $  922,821
Ratio of expenses to
  average net assets (%)     .97        .96         .97        1.01        1.04
Ratio of net investment
  income to average net
  assets (%)                 .18        .04        1.28        1.70        1.63
Portfolio turnover (%)     39.60      68.93       75.41       62.30       69.64
--------------------------
* Assumes reinvestment of all dividend income and capital gain distributions during the period.

                                   APPENDIX A

THE FOLLOWING ARE DESCRIPTIONS OF CERTAIN TYPES OF SECURITIES IN WHICH WE MAY INVEST THE FUND'S ASSETS:

CONVERTIBLE SECURITIES

We may invest the Fund's assets in convertible securities, which are bonds, preferred stocks, and other securities that pay interest or dividends and offer the buyer the ability to convert the security into common stock. The value of convertible securities depends partially on interest rate changes and the credit quality of the issuer. Because a convertible security affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock, the value of convertible securities also depends on the price of the underlying common stock.

ILLIQUID SECURITIES

We may invest up to 15% of the Fund's net assets in securities that are illiquid. Illiquid securities are those securities which cannot be disposed of in the ordinary course of business, seven days or less, at approximately the same value at which the Fund has valued the securities.

MONEY MARKET INSTRUMENTS

We may hold a certain portion of the Fund's assets in investment-grade, U.S. dollar-denominated debt securities that have remaining maturities of one year or less. Such securities may include U.S. government obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S. government securities, certificates of deposit, banker's acceptances, and other financial institution obligations. These securities may carry fixed or variable interest rates.

AMERICAN DEPOSITARY RECEIPTS (ADRS)

We may invest the Fund's assets in ADRs, which are foreign shares held by a U.S. bank that issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

                                   APPENDIX B

USAA Family of No-Load Mutual Funds

The USAA Family of No-Load Mutual Funds includes a variety of Funds, each with different objectives and policies. In combination, these Funds are designed to provide you with the opportunity to formulate your own investment program. You may exchange any shares you hold in any one USAA Fund for shares in any other USAA Fund. For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, call us for a Prospectus. Read it carefully before you invest. Mutual fund operating expenses apply and continue throughout the life of the Fund.

  FUND TYPE/NAME              VOLATILITY
  ==============================================
  CAPITAL APPRECIATION
  ----------------------------------------------
  Aggressive Growth            Very high
  Emerging Markets             Very high
  First Start Growth           Moderate to high
  Gold                         Very high
  Growth                       Moderate to high
  Growth & Income              Moderate
  International                Moderate to high
  S&P 500 Index                Moderate
  Science & Technology         Very high
  Small Cap Stock              Very high
  World Growth                 Moderate to high
  ----------------------------------------------
  ASSET ALLOCATION
  ----------------------------------------------
  Balanced Strategy            Moderate
  Cornerstone Strategy         Moderate
  Growth and Tax Strategy      Moderate
  Growth Strategy              Moderate to high
  Income Strategy              Low to moderate
  ----------------------------------------------
  INCOME -- TAXABLE
  ----------------------------------------------
  GNMA                         Low to moderate
  High-Yield Opportunities     High
  Income                       Moderate
  Income Stock                 Moderate
  Intermediate-Term Bond       Low to moderate
  Short-Term Bond              Low
  ----------------------------------------------
  INCOME -- TAX EXEMPT
  ----------------------------------------------
  Long-Term                    Moderate
  Intermediate-Term            Low to moderate
  Short-Term                   Low
  State Bond/Income            Moderate
  ----------------------------------------------
  MONEY MARKET
  ----------------------------------------------
  Money Market                 Very low
  Tax Exempt Money Market      Very low
  Treasury Money Market Trust  Very low
  State Money Market           Very low
  ==============================================

FOREIGN   INVESTING  IS  SUBJECT  TO   ADDITIONAL   RISKS,   SUCH  AS  CURRENCY
FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY.

S&P(R) IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC., AND HAS BEEN LICENSED FOR USE. THE PRODUCT IS NOT SPONSORED, SOLD, OR PROMOTED BY STANDARD & POOR'S, AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE PRODUCT.

SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES.

CALIFORNIA, FLORIDA, NEW YORK, TEXAS, AND VIRGINIA FUNDS ARE OFFERED ONLY TO RESIDENTS OF THOSE STATES.

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE SCIENCE & TECHNOLOGY FUND MAY BE MORE VOLATILE THAN A FUND THAT DIVERSIFIES ACROSS MANY INDUSTRIES.

If you would like more information about the Fund, you may call 1-800-531-8181 to request a free copy of the Fund's Statement of Additional Information (SAI), Annual or Semiannual Report, or to ask other questions about the Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this Prospectus. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Internet web site (http://www.sec.gov) or the Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room can be obtained by calling 1-202-942-8090. Additionally, copies of this information can be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

===============================================================================
                INVESTMENT ADVISER, UNDERWRITER, AND DISTRIBUTOR
                       USAA Investment Management Company
                            9800 Fredericksburg Road
                            San Antonio, Texas 78288
           ----------------------------------------------------------
              TRANSFER AGENT                          CUSTODIAN
    USAA Shareholder Account Services    State Street Bank and Trust Company
         9800 Fredericksburg Road                    P.O. Box 1713
         San Antonio, Texas 78288             Boston, Massachusetts 02105
           ----------------------------------------------------------
                           TELEPHONE ASSISTANCE HOURS
                         Call toll free - Central Time
                     Monday - Friday 7:00 a.m. to 9:00 p.m.
                        Saturday 8:30 a.m. to 5:00 p.m.
                         Sunday 11:30 a.m. to 8:00 p.m.
           ----------------------------------------------------------
                   FOR ADDITIONAL INFORMATION ON MUTUAL FUNDS
                   1-800-531-8181 (in San Antonio, 456-7211)
                For account servicing, exchanges, or redemptions
                   1-800-531-8448 (in San Antonio, 456-7202)
           ----------------------------------------------------------
                       RECORDED MUTUAL FUND PRICE QUOTES
                        24-Hour Service (from any phone)
                   1-800-531-8066 (in San Antonio, 498-8066)
           ----------------------------------------------------------
                         MUTUAL FUND USAA TOUCHLINE(R)
                         (from touch-tone phones only)
              For account balance, last transaction, fund prices,
                      or to exchange or redeem fund shares
                   1-800-531-8777 (in San Antonio, 498-8777)
           ----------------------------------------------------------
                                INTERNET ACCESS
                                  www.usaa.com
===============================================================================

                    Investment Company Act File No. 811-2429